SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2003



Commission        Registrant; State of Incorporation;     I.R.S. Employer
File Number        Address; and Telephone Number         Identification No.
-----------       -----------------------------------    ------------------

333-21011         FIRSTENERGY CORP.                          34-1843785
                  (An Ohio Corporation)
                  76 South Main Street
                  Akron, Ohio  44308
                  Telephone (800)736-3402





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Item 5.  Other Events

         On September 8, 2003, FirstEnergy Corp. announced the public offering of additional common stock. FirstEnergy is updating its 2003 earnings guidance to reflect issuance of the additional shares, as outlined on Exhibit 99 herein. In connection with the offering, FirstEnergy is making presentations which contain a non-GAAP financial measure - free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP. Pursuant to the requirements of Regulation G, FirstEnergy has provided below a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.



                                                                    2003
        ($ in millions)                                           Estimate
        ------------------------------------------------------------------

        Cash flows from operations (GAAP basis) ...............    $1,829
        Less:
           Capital expenditures ...............................      (733)
           Nuclear fuel fabrication ...........................      (146)
           Common stock dividends .............................      (451)
        Add:
           Cash from divestitures of non-core assets ..........        76

        Free cash flow (non-GAAP basis) .......................    $  575


         Management believes presenting free cash flow (non-GAAP basis) provides useful information to investors in evaluating the ongoing cash flows of FirstEnergy's businesses and assists investors in comparing the company's liquidity to others in the energy sector. FirstEnergy's management frequently references non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons, as well as comparisons to the performance of peer companies.

         The non-GAAP information presented in the common stock offering presentations should be considered in addition to, and not as a substitute for, cash flows from operations prepared in accordance with GAAP.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.      Description
-----------      -----------
     99          Press Release issued by FirstEnergy Corp., dated
                 September 8, 2003



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         Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risk and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission) in the fall of 2003, inability to accomplish or realize anticipated benefits of strategic goals, further investigation into the causes of the August 14, 2003, power outage, ability to successfully execute the equity offering, and other similar factors.





                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 8, 2003



                                              FIRSTENERGY CORP.
                                              -----------------
                                                 Registrant





                                          /s/  Harvey L. Wagner
                                      ------------------------------------
                                               Harvey L. Wagner
                                           Vice President, Controller
                                          and Chief Accounting Officer




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